EXHIBIT 32.1

                              MAMMATECH CORPORATION
                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K of Mammatech Corpoartion, Inc. (the "Company") for the period ended August 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the undersigned, in the capacity and on the date indicated below, hereby certify pursuant to 18 U.S.C./ Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

               a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 25, 2009

/s/  Henry S. Pennypacker
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Henry S. Pennypacker
Chief Executive Officer